UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): July 22, 2019

NanoFlex Power Corporation

(Exact name of registrant as specified in its charter)

Florida	333-187308	46-1904002
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

15333 N. Pima Road, Suite 305

Scottsdale, AZ 85260

(Address of Principal Executive Offices)

480-585-4200

(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	OPVS	OTC

Item 1.01	Entry into a Material Definitive Agreement.

Power Up Financing

On July 22, 2019, NanoFlex Power Corporation, a Florida corporation (the “Company”) entered into a Securities Purchase Agreement (the “Power Up SPA”) with Power Up Lending Group Ltd. (“Power Up”) pursuant to which Power Up agreed to purchase a convertible promissory note (the “Power Up Note”) in the aggregate principal amount of $53,000. On July 22, 2019, the Company issued the Power Up Note and received a net amount of $53,000. The Power Up Note entitles the holder to 22% interest per annum and matures on July 22, 2020.

Under the Power Up Note, Power Up may convert all or a portion of the outstanding principal of the Power Up Note into shares of common stock, $0.0001 par value per share (the “Common Stock”) of the Company beginning on the date which is 180 days from the issuance date of the Power Up Note, at a price equal to 61% of the average of the lowest two trading prices during the 15 trading day period ending on the last complete trading date prior to the date of conversion, provided, however, that Power Up may not convert the Power Up Note to the extent that such conversion would result in beneficial ownership by Power Up and its affiliates of more than 4.99% of the Company’s issued and outstanding Common Stock.

If the Company prepays the Power Up Note within 30 days of its issuance, the Company must pay all of the principal at a cash redemption premium of 110%; if such prepayment is made between the 31st day and the 60th day after the issuance of the Power Up Note, then such redemption premium is 115%; if such prepayment is made from the 61st to the 90th day after issuance, then such redemption premium is 120%; and if such prepayment is made from the 91st to the 180th day after issuance, then such redemption premium is 125%. After the 180th day following the issuance of the Power Up Note, there shall be no further right of prepayment.

At all times, the Company must have reserved the amount of shares of Common Stock equal to at least 800% the number of shares of Common Stock issuable upon conversion of the Power Up Note.

Odyssey Capital Financing

On August 2, 2019, the Company entered into a Securities Purchase Agreement (the “Odyssey SPA”) with Odyssey Capital Funding, LLC (“Odyssey”) pursuant to which Odyssey agreed to purchase a convertible redeemable note (the “Odyssey Note”) in the aggregate principal amount of $100,000. On August 2, 2019, the Company issued the Odyssey Note and received a net amount of $95,000. The Odyssey Note entitles the holder to 12% interest per annum and matures on August 2, 2020.

Pursuant to the Odyssey Note, during the first six months after issuance, Odyssey may convert all or a portion of the outstanding principal of the Odyssey Note into shares of Common Stock of the Company at a fixed price equal to $0.25 per share. Thereafter, the conversion price per share shall be equal to 60% of the lowest trading price during the 20 prior trading days (including the day upon which a notice of conversion is received), provided, however, that if the Company experiences a DTC “Chill” on its shares of Common Stock, the conversion price shall be reduced to 50% while such DTC “Chill” remains in effect. Odyssey may not convert the Odyssey Note to the extent that such conversion would result in beneficial ownership by Odyssey and its affiliates of more than 4.99% of the Company’s issued and outstanding Common Stock.

If the Company prepays the Odyssey Note within 60 days of its issuance, the Company must pay all of the principal at a cash redemption premium of 120%; if such prepayment is made between the 61st day and the 120th day after the issuance of the Odyssey Note, then such redemption premium is 130%; if such prepayment is made from the 121st to the 180th day after issuance, then such redemption premium is 140%. After the 180th day following the issuance of the Odyssey Note, there shall be no further right of prepayment.

In the event all or substantially all of the assets or equity of the Company is acquired by a third party, Odyssey may elect to either (i) have the Odyssey Note redeemed by the Company in cash at a premium of 150% of the principal amount of the Odyssey Note, plus accrued but unpaid interest or (ii) convert the Odyssey Note into shares of Common Stock of the Company at the applicable conversion price.

In connection with the Odyssey Note, the Company agreed to cause its transfer agent to reserve 6,666,000 shares of Common Stock, in the event that the Odyssey Note is converted. Odyssey has the right to periodically request that the number of shares reserved be increased to at least 400% the number of shares of Common Stock issuable upon conversion of the Odyssey Note.

The foregoing summaries of the terms of the Power Up Note, the Odyssey Note, the Power Up SPA and the Odyssey SPA are subject to, and qualified in their entirety by, the agreements and instruments attached hereto as Exhibits 4.1, 4.2, 10.1, and 10.2, respectively, which are incorporated by reference herein.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 above with respect to the Power Up Note, the Odyssey Note, the Power Up SPA and the Odyssey SPA and the related agreements are incorporated herein by reference.

Item 3.02	Unregistered Sales of Equity Securities.

The information set forth under Item 1.01 above with respect to the issuances of the Power Up Note and the Odyssey Note is incorporated herein by reference. The issuances of the Power Up Note and the Odyssey Note were made in reliance upon the exemption from the registration requirements of the Securities Act of 1933, as amended (the “Act”), pursuant to Section 4(a)(2) of the Act.

Item 8.01	Other Events.

As reported in the Company’s current report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on March 1, 2019, the Company borrowed $70,000 from One44 Capital LLC (“One44”) and issued to One44 a convertible redeemable note in the amount of $70,000 with a maturity date of February 22, 2020. The Company paid off the note in full on July 31, 2019, with total payments of $103,122.85.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

4.1	Convertible Promissory Note, issued to Power Up Lending Group Ltd., dated as of July 22, 2019.
4.2	Convertible Redeemable Note, issued to Odyssey Capital Funding, LLC, dated as of August 2, 2019.
10.1	Securities Purchase Agreement, dated as of July 22, 2019, by and between NanoFlex Power Corporation and Power Up Lending Group Ltd.
10.2	Securities Purchase Agreement, dated as of August 2, 2019, by and between NanoFlex Power Corporation and Odyssey Capital Funding, LLC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 5, 2019

NanoFlex Power Corporation

By:	/s/ Dean L. Ledger
Name:	Dean L. Ledger
Title:	Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

4.1	Convertible Promissory Note, issued to Power Up Lending Group Ltd., dated as of July 22, 2019.
4.2	Convertible Redeemable Note, issued to Odyssey Capital Funding, LLC, dated as of August 2, 2019.
10.1	Securities Purchase Agreement, dated as of July 22, 2019, by and between NanoFlex Power Corporation and Power Up Lending Group Ltd.
10.2	Securities Purchase Agreement, dated as of August 2, 2019, by and between NanoFlex Power Corporation and Odyssey Capital Funding, LLC.

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